Derivative Liability	12 Months Ended
May. 31, 2015
Derivative Liability

Note 5 – Derivative Liability:

The following tables summarize the fair value of the derivative liability and linked common shares as of the derivative liability inception dates (September 26, 2014 and February 6, 2015) and May 31, 2015:

	AVCP Notes Dated as of
	September 26, 2014	February 6, 2015	May 31, 2015
Total derivative liability	$767,038	$403,266	$2,008,907

Shares indexed to derivative liability	2,000,000	1,500,000	5,185,185

Changes in the fair value of the derivative liability, carried at fair value, are reported as “Change in fair value of derivative liability” in the Consolidated Statements of Operations. During the year ended May 31, 2015, the Company recognized a non-cash expense of approximately $839,000 due to an increase in the derivative liability related to the embedded derivative in the AVCP Notes.

ASC 815 does not permit an issuer to account separately for individual derivative terms and features embedded in hybrid financial instruments that require bifurcation and liability classification as derivative financial instruments. Rather, such terms and features must be combined together and fair valued as a single, compound embedded derivative. The Company selected a Binomial Lattice Model to value the compound embedded derivative because it believes this technique is reflective of all significant assumptions that market participants would likely consider in negotiating the transfer of this convertible note. Such assumptions include, among other inputs, stock price volatility, risk-free rates, credit risk assumptions, early redemption and conversion assumptions and the potential for future adjustment of the conversion price due to a future dilutive financing.

Significant inputs and assumptions used in the Binomial Lattice Model for the derivative liability are as follows:

	September 26, 2014	February 6, 2015	May 31, 2015
Quoted market price on valuation date	$0.79	$0.96	$0.99
Contractual conversion rate	$1.00	$1.00	$1.00
Adjusted conversion price (a)	$0.9759	$1.0000	$0.675
Contractual term to maturity (years)	2.00	0.49	0.18-1.33
Expected volatility	123%	124%	73% - 105%
Contractual interest rate	5%	2%	1.2%-5.0%
Risk-free rate	0.59%	0.045%	0.01%-0.35%
Risk-adjusted rate	2.69%	2.78%	2.80%
Probability of event of default	5.00%	5.00%	5.00%

(a)	The adjusted conversion price input used in the Binomial Lattice Model considers both i) the reduction of the conversion price to $0.675 on April 30, 2015, as result of the short-term convertible notes offering in which Common Stock was sold for a weighted average price of $0.75 and ii) potential adjustment to the stated conversion price due to a future dilutive issuance. This input was calculated using a probability-weighted approach which considered the likelihood of various scenarios occurring including (i) potential success or failure of various phases for PRO 140, (ii) the probability the Company will enter into a future financing and (iii) and the potential price of a future financing.

The fair value of the derivative liability is significantly influenced by the Company’s trading market price, stock price volatility, changes in interest, assumptions regarding the adjusted conversion price and early redemption or conversion of the AVCP Notes.